SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 3, 1999


                              M.D.C. Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                        1-8951                    84-0622967
  -----------------          -----------------------       -------------------
   (State or other           (Commission file number)       (I.R.S. employer
   jurisdiction of                                          identification no.)
   incorporation)

  3600 South Yosemite Street, Suite 900, Denver, Colorado              80237
  -------------------------------------------------------            ---------
          (Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (303) 773-1100
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                                 NOT APPLICABLE
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.      OTHER EVENTS


     On June 3, 1999 the Registrant issued the press release attached as
Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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                                               M.D.C. HOLDINGS, INC.

                                               By:/s/ Paris G. Reece III
                                                  ----------------------------
                                                  Paris G. Reece III
                                                  Senior Vice President and
Dated: June 3, 1999                             Chief Financial Officer